SPDR® Series Trust

SPDR S&P Bank ETF

SPDR S&P Regional Banking ETF

(each, a “Fund”)

Supplement dated June 21, 2023 to the Prospectus and Summary Prospectuses each dated October 31, 2022,

as may be supplemented from time to time

1.

Effective immediately, the following replaces the “Banking Companies Risk” discussion in the “PRINCIPAL RISKS OF INVESTING IN THE FUND” section beginning on (i) page 130 of the Prospectus and page 2 of the Summary Prospectus for the SPDR S&P Bank ETF and (ii) page 237 of the Prospectus and page 2 of the Summary Prospectus for the SPDR S&P Regional Banking ETF:

Banking Companies Risk: The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value.

Regional Bank Risk: Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. Securities of regional banks are often less liquid and subject to greater volatility and less trading volume than is customarily associated with securities of larger banks. A regional bank’s financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, the Fund.

2.	Effective immediately, the following replaces the “Banking Companies Risk” in the “ADDITIONAL RISK INFORMATION” section beginning on page 267 of the Prospectus:

Banking Companies Risk. The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. To the extent a bank’s portfolio of loans or investments are concentrated in a particular industry, the bank may be vulnerable to economic conditions that affect that industry. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.

Regional Bank Risk: Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. Securities of regional banks are often less liquid and subject to greater volatility and less trading volume than is customarily associated with securities of larger banks. A regional bank’s financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, a Fund. In March 2023, the shut-down of certain regional banks resulted in concerns over disruption in the U.S. banking system. Additional bank shut-downs or failures in the future could have adverse impacts on a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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